                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20459

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report:                         September 20, 2000
                                          --------------------------------------

         Date of earliest event reported:          August 31, 2000
                                          --------------------------------------

                           Commission File No. 0-10587
                                              --------

                          FULTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

             PENNSYLVANIA                                    23-2195389
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       (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                      Identification No.)

   One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania        17604
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   (Address of principal executive offices)                    (Zip Code)

                                 (717) 291-2411
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              (Registrant's telephone number, including area code)
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Item 5. Other Events

The attached unaudited financial information reflects the results of operations of Fulton Financial Corporation ("FFC") for the one month period following the acquisition of Skylands Financial Corporation. This information should be read in conjunction with the financial statements and footnotes to financial statements of FFC, included in Items 8 and 14 of FFC's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

     99.1 Financial Statements of FFC as of and for the three years ended December 31, 1998. (Incorporated by reference to Items 8 and 14 of FFC's Annual Report on Form 10-K for the fiscal year ended December 31, 1999).
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FULTON FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
MONTH ENDED AUGUST 31, 2000
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(Dollars in thousands, except per-share data)

INTEREST INCOME
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
Loans, including fees ...................................................  $    34,174
Investment securities:
     Taxable ............................................................        4,862
     Tax-exempt .........................................................          721
     Dividends ..........................................................          418
Other interest income ...................................................           42
                                                                           ------------
                 Total Interest Income ..................................       40,217

INTEREST EXPENSE
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Deposits ................................................................       14,670
Short-term borrowings ...................................................        2,586
Long-term debt ..........................................................        1,307
                                                                           ------------
                 Total Interest Expense .................................       18,563
                                                                           ------------
                 Net Interest Income ....................................       21,654
PROVISION FOR LOAN LOSSES ...............................................          735
                                                                           ------------
                 Net Interest Income After Provision for Loan Losses ....       20,919
                                                                           ------------

OTHER INCOME
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Investment management and trust services.................................        1,694
Service charges on deposit accounts .....................................        2,121
Other service charges and fees ..........................................        1,089
Mortgage banking income .................................................          268
Investment securities gains .............................................          787
                                                                           ------------
                                                                                 5,959

OTHER EXPENSES
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Salaries and employee benefits ..........................................        8,300
Net occupancy expense ...................................................        1,211
Equipment expense .......................................................          858
Special services ........................................................          947
Other ...................................................................        3,108
                                                                           ------------
                                                                                14,424
                                                                           ------------
                 Income Before Income Taxes .............................       12,454
INCOME TAXES.............................................................        3,717
                                                                           ------------
                 Net Income .............................................  $     8,737
                                                                           ============
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PER-SHARE DATA:
Net income (basic).......................................................  $     0.12
Net income (diluted).....................................................  $     0.12
Cash dividends ..........................................................  $        -

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
See notes to consolidated financial statements
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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FULTON FINANCIAL CORPORATION

                                      By: /s/ Rufus A. Fulton, Jr.
                                          --------------------------------
                                          Rufus A. Fulton, Jr.
                                          President and Chief Executive Officer


Date: September 20, 2000